Cash Accumulation Trust

Liquid Assets Fund

National Money Market Fund

Dryden California Municipal Fund

California Income Series

Dryden Core Investment Fund

Taxable Money Market Series

Short-Term Bond Series

Dryden Global Real Estate Fund, Inc.

Dryden Global Total Return Fund, Inc.

Dryden Government Income Fund, Inc.

Dryden Government Securities Trust

Money Market Series

Dryden High Yield Fund, Inc.

Dryden Index Series Fund, Inc.

Dryden Stock Index Fund

Dryden Municipal Bond Fund

High Income Series

Insured Series

Dryden National Municipals Fund, Inc.

Dryden Short-Term Bond Fund, Inc.

Dryden Short-Term Corporate Bond Fund

Dryden Ultra Short Bond Fund

Dryden Small Cap Core Equity Fund, Inc.

Dryden Tax-Free Money Fund

Dryden Tax-Managed Funds

Dryden Large-Cap Core Equity Fund

Dryden Total Return Bond Fund, Inc.

Jennison 20/20 Focus Fund

Jennison Blend Fund, Inc.

Jennison Natural Resources Fund, Inc.

Jennison Sector Funds, Inc.

Jennison Financial Services Fund

Jennison Health Sciences Fund

Jennison Technology Fund

Jennison Utility Fund

Jennison Small Company Fund, Inc.

Jennison U.S. Emerging Growth Fund, Inc.

Jennison Value Fund

MoneyMart Assets, Inc.

Prudential Institutional Liquidity Portfolio, Inc.

Institutional Money Market Series

Prudential Investment Portfolios, Inc.

Dryden Active Allocation Fund

JennisonDryden Asset Allocation Funds

JennisonDryden Conservative Allocation Fund

JennisonDryden Moderate Allocation Fund

JennisonDryden Growth Allocation Fund

Jennison Growth Fund

Jennison Equity Opportunity Fund

Prudential World Fund, Inc.

Dryden International Equity Fund

Strategic Partners International Value Fund

Nicholas-Applegate Fund, Inc.

Strategic Partners Opportunity Funds

Dryden Strategic Value Fund

Jennison Select Growth Fund

Strategic Partners New Era Growth Fund

Strategic Partners Style Specific Funds, Inc.

Jennison Conservative Growth Fund

Dryden Small Capitalization Value Fund

Strategic Partners Large Capitalization Value Fund

Strategic Partners Total Return Bond Fund

Target Asset Allocation Funds, Inc.

Target Conservative Allocation Fund

Target Growth Allocation Fund

Target Moderate Allocation Fund

Supplement dated February 21, 2007 to the Statement of Additional Information

This supplement amends the Statement of Additional Information of each of the funds referenced above and is in addition to any existing supplement to a Fund’s Statement of Additional Information. All of the changes contained in this supplement will be effective on or about May 29, 2007.

All of the changes disclosed in this supplement may not apply to you, including, but not limited to, if you are a beneficial owner of shares of a Fund or if the disclosure pertains to a share class that you do not own or to a share class not within your Fund.

1.            The disclosure under the section “Other Service Providers – Transfer Agent” is deleted and replaced with the following:

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Transfer Agent. Prudential Mutual Fund Services (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation and is reimbursed for its sub-transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including but not limited to postage, stationery, printing, allocable communications expenses and other costs.

The Fund’s Board recently approved appointing PFPC Inc. as a sub-transfer agent to the Fund. PMFS intends to contract with PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate PFPC Inc. for such services.

2.            The second paragraph under the section captioned “Purchase, Redemption and Pricing of Fund Shares – Contingent Deferred Sales Charge (CDSC)” is deleted and replaced with the following:

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. The CDSC will be calculated from the date of the initial purchase, excluding the times shares were held in Class B, Class F or Class C shares of a money market fund. See "Exchange Privilege" below.

3.         The second and third paragraphs under the section captioned “Purchase, Redemption and Pricing of Fund Shares – Automatic Conversion of Class B, Class F, Class M and Class X Shares” are deleted and replaced with the following:

The number of Class B, Class F, Class M and Class X shares eligible to convert to Class A shares will be the total number of shares that have completed their Class B, Class F, Class M and Class X aging schedule (including any time spent at 0% liability), plus all shares acquired through the reinvestment of dividends for Class B and Class F shares and a proportionate number of shares acquired through reinvestment of dividends for Class M and Class X shares.

4.            The fifth paragraph under the section captioned “Purchase, Redemption and Pricing of Fund Shares – Automatic Conversion of Class B, Class F, Class M and Class X Shares” is deleted and replaced with the following:

For purposes of calculating the applicable holding period for conversions, all payments for Class B, Class F, Class M and Class X shares previously exchanged for shares of a money market fund, the time period during which such shares were held in a money market fund will be excluded for Class B and Class F shares. For

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example, Class B and Class F shares held in a money market fund for one year would not convert to Class A shares until approximately eight years. Class B, Class F, Class M and Class X shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

5.            The addresses provided in the sections captioned “Selection of Director Nominees” and “Shareholder Communications with the Board of Directors” are deleted and replaced with the following:

Gateway Center Three

100 Mulberry Street, 4th Floor

Newark, New Jersey 07102-4077

6.            The last sentence of the second paragraph under the section captioned “Purchase, Redemption and Pricing of Fund Shares--Sale of Shares” is deleted and replaced with the following:

All correspondence and documents concerning redemptions should be sent to the Fund in care of Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, Rhode Island 02940, to the Distributor or to your broker.

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